Exhibit 10.2

Execution Copy

INVESTORS’ RIGHTS AGREEMENT

This Investors’ Rights Agreement (this “Agreement”) is made and entered into as of June 29, 2017, by and among Transgenomic, Inc., a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

 This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and certain of the Purchasers (the “Purchase Agreement”).

 NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1.             Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such common stock may hereinafter be reclassified.

“Company Notice” means written notice from the Company notifying the selling Transferring Purchasers that the Company intends to exercise its Right of First Refusal as to some or all of the Transfer Stock with respect to any Proposed Purchaser Transfer.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means the one hundred thirty-fifth (135th) calendar day following the Initial Closing Date (or, in the event the Commission reviews and has written comments to the Registration Statement, the one hundred eightieth (80th) calendar day following the Initial Closing Date); provided, however, that if the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the third (3rd) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means the one hundred fifth (105th) calendar day following the Initial Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Investor Notice” means written notice from a Purchaser notifying the Company and the selling Transferring Purchaser that such Purchaser intends to exercise its Right of First Refusal Right as to a portion of the Transfer Stock with respect to any Proposed Purchaser Transfer.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” means the Series A Senior Convertible Preferred Stock, par value $0.01 per share, and any securities into which such Series A Senior Convertible Preferred Stock may hereinafter be reclassified.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Proposed Purchaser Transfer” means any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbering of any Transfer Stock (or any interest therein) proposed by any of the Purchasers.

“Proposed Transfer Notice” means written notice from a Transferring Purchaser setting forth the terms and conditions of a Proposed Purchaser Transfer.

“Prospective Transferee” means any person to whom a Transferring Purchaser proposes to make a Proposed Purchaser Transfer.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

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“Registrable Securities” means all of (i) the Shares and (ii) any securities issued or issuable or distributable in respect of, or in substitution for, any securities in (i) above upon any conversion, exercise, stock split, dividend or other distribution, merger, consolidation, exchange, recapitalization or similar event (collectively, the “Company Shares”), provided, that with respect to a particular Holder, such Holder’s Company Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement (in which case, only such security sold by the Holder shall cease to be a Registrable Security); (B) if all of the Company Shares then owned by such Holder and its Affiliates could be sold in any ninety (90)-day period pursuant to Rule 144 without restriction as to volume or manner of sale and the restrictive legends and stop orders have been removed from such Holder’s Company Shares; or (C) such Company Shares are otherwise transferred, assigned, sold, conveyed or otherwise disposed of.

“Registration Statement” shall have the meaning set forth in Section 2(a).

“Right of First Refusal” means the right, but not an obligation, of each Purchaser to purchase up to its pro rata portion (based upon the total number of shares of Capital Stock then held by all Investors) of any Transfer Stock with respect to a Proposed Puchaser Transfer, on the terms and conditions specified in the Proposed Transfer Notice.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Filings” shall mean all reports, schedules, forms, statements and other documents filed or required to be filed by the Company with the Commission pursuant to the requirements of the Securities Act or the Exchange Act, including material filed pursuant to Section 13(a) or 15(c) of the Exchange Act, in each case, together with all exhibits, supplements, amendments and schedules thereto, and all documents incorporated by reference therein.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Secondary Notice” means written notice from the Purchasers notifying the Company and the selling Transferring Purchaser that the Purchasers do not intend to exercise their Right of First Refusal as to all shares of Transfer Stock with respect to any Proposed Purchaser Transfer.

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“Secondary Refusal Right” means the right, but not an obligation, of each the Company to any Transfer Stock not purchased pursuant to the Right of First Refusal, on the terms and conditions specified in the Proposed Transfer Notice.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable upon conversion of the Preferred Stock

“Transfer Stock” means shares of Preferred Stock owned by a Purchaser, but does not include any shares of Common Stock issued or issuable upon conversion of Preferred Stock.

“Transferring Purchaser” means any Purchaser proposing to transfer or sell shares of Preferred Stock; provided, however, that ******** (including its Affiliates) shall not be deemed a Transferring Purchaser if ******** (including its Affiliates) proposes to transfer or sell shares of Preferred Stock within sixty (60) days following the date of the this Agreement.

“Undersubscription Notice” means written notice from a Purchaser notifying the Company and the selling Transferring Purchaser that such Purchaser intends to exercise its option to purchase all or any portion of the Transfer Stock not purchased pursuant to the Right of First Refusal.

2.            Registration.

(a)          On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a registration statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify, in respect of which the Company may use a Form S-3 registration statement (or any successor short form registration statement available for such resale that permits incorporation by reference at least to the same extent as such form) (“Form S-3”) or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities (together with the Form S-3, the “Registration Statement”). The Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) a “Plan of Distribution” Section that will include all such transactions as the Holders may reasonably request in writing prior to the filing of the Registration Statement and that can be included in the Registration Statement under the rules and regulations of the Commission; provided, however, that no Holder shall be named as an “underwriter” in the Registration Statement without such Holder’s prior written consent.

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(b)          The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable and no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act), and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been sold by the Holders or (ii) the date that all Registrable Securities then owned by such Holder and its Affiliates could be sold in any ninety (90)-day period pursuant to Rule 144 without restriction as to volume or manner of sale and the restrictive legends and stop orders have been removed from such Holder’s Registrable Securities (the “Effectiveness Period”). The Company shall promptly notify the Holders of the effectiveness of the Registration Statement and shall promptly, and in no event later than the second Trading Day after the Company receives notice of the effectiveness of the Registration Statement, file a final Prospectus with the Commission, as required by Rule 424(b).

(c)          Each Holder agrees to promptly complete, execute, acknowledge and deliver such customary selling stockholder questionnaires and other documents, certificates, instruments, representations and warranties and indemnities as may be reasonably requested by the Company in connection with the filing of the Registration Statement and the inclusion of such Holder as a selling stockholder in the Registration Statement. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has furnished to the Company such documents and information as described in the previous sentence. Each Holder acknowledges and agrees that the information furnished in writing by the Holder as described in this Section 2(c) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(d)          In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided, that the Company shall maintain the effectiveness of the registration statement then in effect until such time as a registration statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3.             Piggyback Registration.

(a)          If at any time or from time to time the Company shall determine to register (including for this purpose a registration effected by the Company for securityholders other than Purchasers) any of its shares or other securities, (other than (i) in a registration relating solely to employee benefit plans, (ii) a registration on Form S-4 or S-8 (or such other similar successor forms then in effect under the Securities Act), (iii) a registration pursuant to which the Company is offering to exchange its own securities, (iv) a registration statement relating solely to dividend reinvestment or similar plans, (v) a resale shelf registration statement relating solely to debt securities of the Company that are convertible into Common Stock and the underlying shares of Common Stock, (vi) a registration on any registration form that does not permit secondary sales, (viii) a registration of the Company’s Common Stock on the Company’s current shelf registration statement (No. 333-201907) in connection with any public offering of the Company’s Common Stock at any time within the six-month period following the date of this Agreement, or (vii) a registration pursuant to Section 2 hereof), the Company will:

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A.	promptly (but in no event less than ten (10) Business Days before the effective date of the relevant Registration Statement) give to Purchasers written notice thereof; and

B.	include in such registration (and any related qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within five (5) Business Days after receipt of such written notice from the Company, by a Purchaser, except as set forth in Section 4 below.

(b)          The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not any Purchaser has elected to include Registrable Securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 6 hereof.

(c)          Notwithstanding anything to the contrary herein, the Purchasers’ piggyback registration rights pursuant to this Section 3 will be available for the entire term of this agreement provided, however, that such piggyback registration rights pursuant to this Section 3 will not be available to the Purchasers (i) during any period in which the Registration Statement has been declared and remains effective and (ii) commencing on the fourth anniversary of the Initial Closing Date.

4.            Underwriting Requirements. If a registration pursuant to Section 3 is an underwritten offering, the right of Holders to registration pursuant to Section 3 shall be conditioned upon Holders’ participation in such underwriting and the inclusion of Holders’ Registrable Securities in the underwriting to the extent provided herein.  Holders shall, together with the Company, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Any such participating Holder shall not be required to make any representations or warranties to, or agreements with the Company or the underwriters in connection with such underwriting agreement other than representations, warranties or agreements regarding such participating Holder, compliance with laws, such participating Holder’s title to the Registrable Securities, such participating Holder’s authority to sell the Registrable Securities, such Holder’s intended method of distribution, no conflicts with respect to the sale of Registrable Securities, absence of liens with respect to the Registrable Securities, receipt of all required consents and approvals with respect to the entry into such underwriting agreement and the sale of such Registrable Securities or any other representations required to be made by such participating Holder under applicable law, rule or regulation, and the aggregate amount of the liability of such participating Holder in connection with such underwriting agreement shall not exceed, except in the case of fraud or willful misconduct, such participating Holder’s net proceeds (after deducting underwriting discounts and commissions) from such underwritten offering. Notwithstanding any other provision of this Section 4, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten and advises the Company in writing, the Company shall so advise the participating Holders, and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated first to the Company, second to Purchasers and third to any other holders with registration rights.  Notwithstanding the foregoing, no such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of Purchasers included in the registration below twenty percent (20%) of the total amount of securities included in such registration. No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  For the avoidance of doubt, nothing in this Section 4 is intended to diminish the number of securities to be included by the Company in the underwriting.

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5.            Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)          Provide copies to and permit counsel designated by the Holders to review each Registration Statement and any Prospectus, and all amendments and supplements thereto, no fewer than five (5) days prior to their filing with the SEC and not file any document in a form to which such Holder reasonably objects in good faith; provided, however, that the Company is notified of such objection in writing at least one (1) Trading Day prior to such filing.

(b)          (i) Prepare and file with the Commission such pre- and post-effective amendments and supplements, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Holder agrees to dispose of Registrable Securities in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to the Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 5(b) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

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(c)          Notify the Holders as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing): (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) of any comments from the Commission in writing on the Registration Statement that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto (excluding any information that the Company believes would constitute material and non-public information) and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or Prospectus, provided, that, any and all such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; and provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, each such Holder makes no acknowledgement that any such information is material, non-public information.

(d)          Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)          If requested by a Holder, furnish to such Holder, without charge, such number of conformed copies of the applicable Registration Statement and Prospectus and each amendment thereto and all exhibits (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission and to the extent reasonably requested by such Holder.

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(f)          Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)          If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities that may be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(h)          Following the occurrence of any event contemplated by Section 5(c), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 5(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(i)          In the case of an underwritten offering, make such representations and warranties to and enter into customary agreements with the participating Holders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings; and

(j)          Use its commercially reasonable best efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder, to the extent not publicly available on the Commission’s Edgar System.

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6.          Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions relating to Registrable Securities sold under a Registration Statement on behalf of a Holder, and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement; provided, however, that in no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder. Other than the legal fees of one outside counsel to the Holders in an amount not to exceed $50,000 in the aggregate in connection with the Company’s obligations with respect to Registrable Securities hereunder, the Company shall not be responsible for any legal fees or other costs of the Holders.

7.          Indemnification.

(a)          Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, investment advisers, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person (collectively, the “Stockholder Parties”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus under which Registrable Securities were registered under the Securities Act, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (B) in the case of an occurrence of an event of the type specified in Section 5(c)(iii), (iv) and (vi), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective, or (C) to the extent that any such Losses arise out of the Holder’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement, (ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company or any of its subsidiaries in connection with any such registration, qualification, compliance or sale of the Registrable Securities or in connection with the performance of its obligations under this Agreement, (iii) any failure to register or qualify Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter being attributed to the Company) will undertake such registration or qualification on behalf of the Holders of such Registrable Securities (provided that in such instance the Company shall not be so liable if it has undertaken its reasonable best efforts to so register or qualify such Registrable Securities and provided, further, that the Company shall in no event be required to qualify to do business or to file a general consent to service of process in any state or jurisdiction unless the Company is already subject to service in such state or jurisdiction and except as may be required under the Securities Act) or (iv) any actions or inactions or proceedings in respect of the foregoing. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 7(c)) and shall survive the transfer of the Registrable Securities by the Holders.

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(b)          Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based solely upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus under which Registrable Securities were registered under the Securities Act, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (iii) in the case of an occurrence of an event of the type specified in Section 5(c)(iii), (iv) and (vi), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

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(c)          Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 7) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 7, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

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(d)          Contribution. If a claim for indemnification under Section 7(a) or 7(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 7 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 7. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)          The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may be available to any indemnified party at law or in equity or pursuant to any other agreement, including the Purchase Agreement; provided that the indemnities provided in this Section 7 shall survive the transfer of any Registrable Securities by the Holder.

8.          Preemptive Rights

(a)          General. Each Purchaser has the right to purchase such Purchaser’s Pro Rata Share of any New Securities (each as defined below) that the Company may from time to time issue after the date of this Agreement, provided, however, no Purchaser will have the right to purchase any such New Securities if the Purchaser cannot demonstrate to the Company’s reasonable satisfaction that such Purchaser is at the time of the proposed issuance of such New Securities an “accredited investor” as such term is defined in Regulation D under the Securities Act. A Purchaser’s “Pro Rata Share” means the ratio of (a) the number of shares of the Company’s Common Stock issued or issuable upon conversion of the shares of Preferred Stock owned by such Purchaser, to (b) the Fully-Diluted Share Number. For purposes of this Agreement, the term “Fully-Diluted Share Number” shall mean that number of shares of the Company’s capital stock equal to the sum of (i) all shares of the Company’s capital stock (on an as-converted basis) issued and outstanding, assuming exercise or conversion of all options, warrants and other convertible securities and (ii) all shares of the Company’s capital stock reserved and available for future grant under any equity incentive or similar plan.

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(b)          New Securities. “New Securities” means any preferred stock of the Company, whether now authorized or not, and rights, options or warrants to purchase preferred stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into preferred stock; provided, however, that “New Securities” does not include: (a) shares of preferred stock issuable upon exercise of any options, warrants, or rights to purchase any securities of the Company outstanding as of the date of this Agreement and any securities issuable upon the conversion thereof or (b) shares of preferred stock issued in connection with any stock split or stock dividend or recapitalization.

(c)          Procedures. If the Company proposes to undertake an issuance of New Securities, it shall give notice to each Purchaser of its intention to issue New Securities (the “Notice”), describing the type of New Securities and the price and the general terms upon which the Company proposes to issue the New Securities. Each Purchaser will have (10) days from the date of notice, to agree in writing to purchase such Purchaser’s Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Purchaser’s Pro Rata Share).

(d)          Failure to Exercise. If the Purchasers fail to exercise in full the right of first refusal within the 10 day period, then the Company will have one hundred twenty (120) days thereafter to sell the New Securities with respect to which the Purchasers’ rights of first refusal hereunder were not exercised, at a price and upon general terms not materially more favorable to the purchasers thereof than specified in the Company’s Notice to the Purchasers. If the Company has not issued and sold the New Securities within the 120 day period, then the Company shall not thereafter issue or sell any New Securities without again first offering those New Securities to the Purchasers pursuant to this Section 8.

9.          Right of First Refusal

(a)          Grant. Subject to the terms of Section 9(f) below, each Transferring Purchaser hereby unconditionally and irrevocably grants to the remaining Purchasers a Right of First Refusal to purchase all or any portion of Transfer Stock that such Transferring Purchaser may propose to transfer in a Proposed Purchaser Transfer, at the same price and on the same terms and conditions as those offered to the Prospective Transferee.

(b)          Notice. Each Transferring Purchaser proposing to make a Proposed Purchaser Transfer must deliver a Proposed Transfer Notice to the Company and each Purchaser not later than forty-five (45) days prior to the consummation of such Proposed Purchaser Transfer. Such Proposed Transfer Notice shall contain the material terms and conditions (including price and form of consideration) of the Proposed Purchaser Transfer Notice and the identity of the Prospective Transferee. To exercise its Right of First Refusal under this Section 9, a Purchaser must deliver a Purchaser Notice to the selling Transferring Purchaser within fifteen (15) days after delivery of the Proposed Transfer Notice. In the event of a conflict between this Agreement and any other agreement that may have been entered into by a Transferring Purchaser with the Company that contains a preexisting right of first refusal, the Company and the Transferring Purchaser acknowledge and agree that the terms of this Agreement shall control and the preexisting right of first refusal shall be deemed satisfied by compliance with Section 9(a) and this Section 9(b).

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(c)          Undersubscription of Transfer Stock. If options to purchase have been exercised by the Purchasers with respect to some but not all of the Transfer Stock by the end of the fifteen (15)-day period specified in the second to last sentence of Section 9(b) (the “Purchaser Notice Period”), then the Company shall, immediately after the expiration of the Purchaser Notice Period, send written notice (the “Company Undersubscription Notice”) to those Purchasers who fully exercised their Right of First Refusal within the Purchaser Notice Period (the “Exercising Purchasers”). Each Exercising Purchaser shall, subject to the provisions of this Section 9(c), have an additional option to purchase all or any part of the balance of any such remaining unsubscribed shares of Transfer Stock on the terms and conditions set forth in the Proposed Transfer Notice. To exercise such option, an Exercising Purchaser must deliver an Undersubscription Notice to the selling Transferring Purchaser and the Company within ten (10) days after the expiration of the Purchaser Notice Period. In the event there are two (2) or more such Exercising Purchasers that choose to exercise the last-mentioned option for a total number of remaining shares in excess of the number available, the remaining shares available for purchase under this Section 9(c) shall be allocated to each such Exercising Purchaser based on that portion of the New Securities for which Purchasers were entitled to purchase but that were not purchased by the Purchasers which is equal to the ratio of (a) the number of shares of Preferred Stock owned by such Exercising Purchaser immediately prior to the issuance of New Securities (assuming full conversion of the Preferred Stock and exercise of all outstanding convertible securities, rights, options and warrants, directly or indirectly, into Common Stock held by said Exercising Purchaser) to (b) the total number of shares of Preferred Stock then held by all Exercising Purchasers (assuming full conversion of the Preferred Stock into Common Stock held by all Exercising Purchasers) who wish to purchase such unsubscribed shares. If the options to purchase the remaining shares are exercised in full by the Exercising Purchasers, the Company shall immediately notify all of the Exercising Purchasers and the selling Transferring Purchasers of that fact.

(d)          Grant of Secondary Refusal Right to Company. Subject to the terms of Section 9(f) below, each Transferring Purchaser hereby unconditionally and irrevocably grants to the Company a Secondary Refusal Right to purchase all or any portion of the Transfer Stock not purchased by the Purchasers pursuant to the Right of First Refusal, as provided in this Section 9(d). If the Purchasers do not intend to exercise their Right of First Refusal with respect to all Transfer Stock subject to a Proposed Purchaser Transfer, the Purchasers must deliver a Secondary Notice to the selling Transferring Purchaser and to the Company to that effect no later than fifteen (15) days after the selling Transferring Purchaser delivers the Proposed Transfer Notice to the Purchaser. To exercise its Secondary Refusal Right, the Company must deliver a Company Notice to the selling Transferring Purchaser and the Purchasers within ten (10) days after the Company’s deadline for its delivery of the Secondary Notice as provided in the preceding sentence. The Company may assign its Secondary Refusal Right in its sole discretion.

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(e)          Consideration; Closing. If the consideration proposed to be paid for the Transfer Stock is in property, services or other non-cash consideration, the fair market value of the consideration shall be as determined in good faith by the Company’s Board of Directors and as set forth in the Company Notice. If the Company or any Purchaser cannot for any reason pay for the Transfer Stock in the same form of non-cash consideration, the Company or such Purchaser may pay the cash value equivalent thereof, as determined in good faith by the Board of Directors and as set forth in the Company Notice. The closing of the purchase of Transfer Stock by the Company and the Purchasers shall take place, and all payments from the Company and the Purchasers shall have been delivered to the selling Transferring Purchaser, by the later of (i) the date specified in the Proposed Transfer Notice as the intended date of the Proposed Purchaser Transfer and (ii) forty-five (45) days after delivery of the Proposed Transfer Notice.

(f)          Exempted Transfers. Notwithstanding the foregoing or anything to the contrary herein, the provisions of this Section 9 shall not apply: (a) in the case of a Transferring Purchaser that is an entity, upon a transfer by such Transferring Purchaser to its Affiliates, stockholders, members, partners or other equity holders or (b) in the case of a Transferring Purchaser that is a natural person, upon a transfer of Transfer Stock by such Transferring Purchaser made for bona fide estate planning purposes, either during his or her lifetime or on death by will or intestacy to his or her spouse, child (natural or adopted), or any other direct lineal descendant of such Transferring Purchaser (or his or her spouse) (all of the foregoing collectively referred to as “family members”), or any other relative/person approved by unanimous consent of the full Board of Directors of the Company, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, such Transferring Purchaser or any such family members; provided that in the case of clause(s) (a) or (b), the Transferring Purchaser shall deliver prior written notice to the Purchasers of such transfer and such shares of Transfer Stock shall at all times remain subject to the terms and restrictions set forth in this Agreement and such transferee shall, as a condition to such issuance, deliver a counterpart signature page to this Agreement as confirmation that such transferee shall be bound by all the terms and conditions of this Agreement as a Purchaser (but only with respect to the securities so transferred to the transferee); and provided, in the case of any transfer pursuant to clause (a) or (b) above, that such transfer is made pursuant to a transaction in which there is no consideration actually paid for such transfer.

10.        Board Designation.

(i)          The Company hereby agrees that the Purchasers may, upon written notice to the Company by the Purchasers holding a majority of the then-outstanding Preferred Stock (the “Majority Purchasers”) (which notice shall indicate the number of securities each Purchaser then owns in the Company), elect to cause, and the Company shall cause, its Board of Directors promptly to appoint two (2) individuals selected by such Purchasers (each, a “Designated Director” and together, the “Designated Directors”) to the Board of Directors, and to nominate for election at each meeting of the stockholders of the Company at which members of the Board of Directors (or members of the applicable class of the Board of Directors, as the case may be) are elected and included within the slate of directors contained in the Company’s proxy statement, provided that such Designated Directors are reasonably acceptable to the nominating committee (or equivalent committee or the full Board of Directors, as applicable) of the Board of Directors and to the management of the Company. The Company shall create vacancies on the Board of Directors, if needed, to cause the Designated Directors to be appointed or elected, as the case may be, to the Board of Directors pursuant to this Section 10.

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(ii)         The Company shall have the right to block a Designated Director from serving on the Board of Directors or require that such Designated Director resign from the Board of Directors, if such Designated Director holds, or is nominated to hold, a management position or board seat at a company that the Board of Directors reasonably and in good faith determines directly competes with the Company.

(iii)        In the event the Designated Director is nominated for election at a meeting of the stockholders of the Company but is not elected by the stockholders, the Company’s obligations pursuant to this Section 10 shall terminate and the Company shall have no further obligations under this Section 10.

(iv)        During the time that the Purchasers have a right to designate directors pursuant to this Section 10, in the event a vacancy is created by the death, disability, retirement, resignation or removal of a Designated Director (other than pursuant to 10(c)), the Majority Purchasers may upon written notice to the Company (which notice shall indicate the number of securities each Purchaser then owns in the Company) appoint a new Designated Director to fill the resulting vacancy and the Company shall cause such person to be promptly appointed to the Board of Directors, and nominated for election at each meeting of the stockholders of the Company at which members of the Board of Directors are elected and included within the slate of directors contained in the Company’s proxy statement, provided that such Designated Director is reasonably acceptable to the nominating committee (or equivalent committee or the full Board of Directors, as applicable) of the Board of Directors and to the management of the Company.

(v)         Notwithstanding the foregoing, the rights of the Majority Purchasers to designate directors shall at all times be subject to applicable rules and published guidance of Nasdaq. The Designated Director must at all times be considered “independent” as determined in accordance with the rules of the Nasdaq.

(vi)        The right of the Purchasers to designate a director pursuant to this Section 4.11 shall terminate at the time when the Purchasers no longer hold at least 50% of the Preferred Stock owned, in the aggregate, at the time of this Agreement (the “Termination Date”). For purposes of clarity, in the event either of the Designated Director’s term ends following the Termination Date, the Company shall be under no obligation to re-designate or otherwise nominate such Designated Director or any other director pursuant to this Section 10 following the Termination Date.

11.        Miscellaneous.

(a)          Term.  This Agreement shall terminate with respect to any Holder, (i) if all of the Registrable Securities held by such Holder have been sold in a registration pursuant to the Securities Act or pursuant to an exemption therefrom or (ii) if all of the Registrable Securities then owned by such Holder and its Affiliates could be sold in any ninety (90)-day period pursuant to Rule 144 without restriction as to volume or manner of sale and the restrictive legends and stop orders have been removed from such Holder’s Registrable Securities. Notwithstanding the foregoing, the rights and obligations of the parties set forth in Sections 7 and 8 shall survive the termination or expiration of this Agreement.

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(b)          Misstatements or Omissions. Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) each Registration Statement (as of the effective date of such Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with applicable SEC Guidance and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related Prospectus (including any preliminary Prospectus) or issuer free writing prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with applicable SEC Guidance and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to any Holder that is furnished in writing to the Company by or on behalf of such Holder specifically for inclusion therein or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto.

(c)          Rules 144 and Regulation S.  The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the reasonable request of any Holder, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144 or Regulation S under the Securities Act), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders, to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144 or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.  Upon the reasonable request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

(d)          Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

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(e)          No Other Registration Rights. Other than as disclosed in the Company’s SEC Filings, no Person has any right to cause the Company to effect the registration under the Securities Act covering the transfer of any securities of the Company and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders.

(f)          Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(g)          Discontinued Disposition. If the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or equivalent senior executive officer of the Company advising such Holder of the occurrence of any event of the kind described in 5(c)(iii), (iv) and (vi), then the Company may suspend use of such Registration Statement covering the Registrable Securities (a “Shelf Suspension”); provided, however, that the Company shall not be permitted to exercise a Shelf Suspension more than twice, or for more than an aggregate of 45 calendar days, in each case, during any 12-month period. Each Holder agrees that, upon delivery of any certificate by the Company set forth in the first sentence of this Section, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement until the Company informs such Holder in accordance with this Section 8(h) that the Shelf Suspension has been terminated.  The Shelf Suspension shall not contain any material, non-public information of the Company.  In the case of a Shelf Suspension, the Holders agree to suspend use of the applicable Prospectus and any issuer free writing prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon delivery of the notice referred to above.  The Company shall immediately notify the Holders upon the termination of any Shelf Suspension, amend or supplement the Prospectus and any issuer free writing prospectus, if necessary, so it does not contain a material misstatement of fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and furnish to the Holders such numbers of copies of the Prospectus and any issuer free writing prospectus as so amended or supplemented as the Holders may reasonably request.  The Company agrees, if necessary, to supplement or make amendments to each Registration Statement if required by the registration form used by the Company for the applicable Registration Statement or by SEC Guidance, or as may reasonably be requested by any Holder.

(h)          No Inconsistent Agreements.  The Company is not currently a party to, and shall not hereafter enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders by this Agreement or otherwise conflicts with the provisions hereof.

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(i)          Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and each of the Holders who, together with its affiliates, then beneficially owns at least 700,000 shares of Registrable Securities (subject to adjustment for stock splits, combinations, dividends, recapitalizations and the like following the date hereof), provided, that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a given Holder and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(j)          Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(k)          Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The rights and obligations set forth herein may not be assigned, in whole or in part, by any Purchaser without the Company’s prior written consent.

(l)          Binding Effect.  Except as otherwise provided in this Agreement, the terms and provisions of this Agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective successors.

(m)          Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person not a party hereto (other than those Persons entitled to indemnity or contribution hereunder, each of whom shall be a third party beneficiary thereof) any right, remedy or claim under or by virtue of this Agreement.

(n)          Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(o)          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(p)          Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

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(q)          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(r)          Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(s)          Recapitalization.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

(t)          Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase the Securities pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Investors’ Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

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IN WITNESS WHEREOF, the parties have executed this Investors’ Rights Agreement as of the date first written above.

COMPANY:

Transgenomic, INC.

By:	/s/ Paul Kinnon
Name: Paul Kinnon
Title: President and Chief Executive Officer

Signature Page to Investors’ Rights Agreement

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IN WITNESS WHEREOF, the parties have executed this Investors’ Rights Agreement as of the date first written above.

PURCHASERS:

By:_/s/______________________________

Name:
Title:

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IN WITNESS WHEREOF, the parties have executed this Investors’ Rights Agreement as of the date first written above.

PURCHASERS:

By:/s/______________________________

Name:

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IN WITNESS WHEREOF, the parties have executed this Investors’ Rights Agreement as of the date first written above.

PURCHASERS:

By:/s/______________________________

Name:

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WITNESS WHEREOF, the parties have executed this Investors’ Rights Agreement as of the date first written above.

PURCHASERS:

By:_/s/__________________________

Name:

Title:

Address:

By:_/s/______________________________

Name:

Title:

Address:

By:_/s/____________________________

Name:

Title:

Address:

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